Item 7.   Financial  Statements and Exhibits

(a)  Financial statements of businesses acquired.








REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Forcenergy Inc

     We have audited the accompanying historical statement of revenues and direct operating expenses of the properties acquired by Forcenergy Inc from Amerada Hess Corporation for the year ended December 31, 1995 ("Historical Statement"). This Historical Statement is the responsibility of the management of Amerada Hess Corporation and Forcenergy Inc. Our responsibility is to express an opinion on the Historical Statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Statement. We believe that our audit provides a reasonable basis for our opinion.

     As described in Note 1, the accompanying Historical Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in certain SEC regulatory filings and is not intended to be a complete financial presentation of the interest in the acquired Amerada Hess properties.

      In our opinion, the Historical Statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the properties acquired by Forcenergy Inc from Amerada Hess Corporation for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

Houston, Texas
August 30, 1996
























                        HISTORICAL STATEMENT OF
                REVENUES AND DIRECT OPERATING EXPENSES
             OF THE PROPERTIES ACQUIRED BY FORCENERGY INC
                     FROM AMERADA HESS CORPORATION
                             (in thousands)


                                                       Year Ended
                                                     December 31,1995
                                                     ----------------

Oil and gas revenues                                      $13,639
Direct operating expenses                                   5,639
                                                          -------
Revenues in excess of direct operating expenses           $ 8,000
                                                          =======


































The accompanying notes are an integral part of this statement.



NOTES TO THE HISTORICAL STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES OF THE PROPERTIES ACQUIRED BY FORCENERGY INC FROM AMERADA HESS CORPORATION

1.     Basis of Presentation

       On  June  28,  1996,  Forcenergy  Inc  ("Forcenergy")  acquired interests in certain producing oil and gas leasehold interests and related equipment located offshore United States of America in the Gulf of Mexico ("Acquired Properties") from Amerada Hess Corporation ("Amerada Hess") for a cash consideration of $6.9 million. The purchase price is subject to closing adjustments to be finalized on or before October 26, 1996 as provided by the Agreement for Purchase and Sale by and between Forcenergy and Amerada Hess. The acquisition has been accounted for as a purchase and results of operations for the Acquired Properties are included in Forcenergy's results of operations from June 28, 1996.

     The accompanying statement represents the historical revenues and direct operating expenses ("Statement") of the Acquired Properties and was prepared from the historical accrual basis accounting records of Amerada Hess, in accordance with generally accepted accounting principles. Revenues are recognized in the period of delivery.

      The revenues and associated direct operating expenses presented relate to the net revenue interests and net working interests, respectively, in the Acquired Properties. The Statement may not be representative of future operations as the reserves associated with the Acquired Properties have a high decline rate.

      Historical financial statements reflecting financial position, results of operations and cash flows required by generally accepted accounting principles are not presented as the Acquired Properties were not maintained as a separate business unit and assets, liabilities or indirect operating costs applicable to the Acquired Properties were not segregated. The Statement does not include depletion, depreciation and amortization, general and administrative, interest or federal income tax expenses. It is not practicable to identify all assets, liabilities or indirect operating costs applicable to the properties.

2. Supplementary Financial Information for Oil and Gas Producing Activities (Unaudited)

     Estimated Quantities of Proved Oil and Gas Reserves

     Proved reserves are estimated quantities of crude oil and natural gas which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are proved reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

      The following tables present the estimated net proved and proved developed oil and gas reserves attributable to the Acquired Properties at December 31, 1995, along with a summary of changes in the quantities of net proved reserves during the year ended December 31, 1995. The reserve information below is based on the January 1, 1996 reserve report as prepared for the Acquired Properties by Forcenergy engineers. The December 31, 1994 information was prepared by Amerada Hess.

                                                    Oil        Gas
                                                   (MBbl)    (Mmcf)
                                                   ------    ------
   Proved reserves at December 31, 1994               515    16,801
   Production                                        (129)   (7,441)
   Revisions of previous estimates                     34     6,006
                                                   ------    ------
   Proved reserves at December 31, 1995               420    15,366
                                                   ======    ======
   Proved developed reserves at December 31, 1995     378    13,829
                                                   ======    ======



NOTES TO THE HISTORICAL STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES OF THE PROPERTIES ACQUIRED BY FORCENERGY INC FROM AMERADA HESS CORPORATION (Continued)

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Reserves

    The "Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves" ("Standardized Measure") is a disclosure requirement under Statement of Financial Accounting Standards No. 69 (SFAS No. 69). The Standardized Measure does not purport to present the fair market value of the proved oil and gas reserves. This would require consideration of expected future economic and operating conditions, which are not taken into account in calculating the Standardized Measure.

    Under the Standardized Measure, future cash inflows were estimated by applying December 31, 1995 prices adjusted for fixed and determinable escalations provided by contracts in existence at year end to the estimated future production of proved reserves. Future cash inflows were reduced by estimated future production, development and dismantlement costs based on 1995 year-end costs, respectively, to determine pre-tax cash inflows. Future net cash inflows were discounted using a 10% annual discount rate to arrive at the Standardized Measure. No deduction has been made for general and administrative expenses, interest, provisions for depletion, depreciation and amortization; and as no income taxes were allocated to the Acquired Properties the Standardized Measure excludes income taxes.

    The following Standardized Measure and changes in the Standardized Measure are based on the reserve estimate performed as of January 1, 1996 using appropriate year-end prices and costs.

    Set forth below is the Standardized Measure (before income taxes) relating to proved oil and gas reserves at December 31, 1995 (in thousands):


   Future cash inflows                                       $39,215
   Future production and development costs                   (21,228)
                                                             -------
   Future net cash flows                                      17,987
   10% annual discount to reflect timing of net
   cash flows                                                 (2,093)
                                                             -------
   Standardized Measure (before income taxes)
     of discounted future net cash flows relating
     to proved reserves                                      $15,894
                                                             =======

    The Standardized Measure of discounted future net cash flows (before income taxes) is based on the following weighted average oil and gas prices at December 31, 1995:

   Oil (per Bbl)                                             $ 17.00
   Gas (per Mcf)                                             $  2.09


    The  following is an analysis of the changes in the   Standardized
Measure (before income taxes) for the year ended December 31, 1995 (in thousands):


    Standardized  Measure (before income taxes)
      at December 31, 1994                                  $10,171
    Sales and transfers of oil and gas produced,
      net of production costs                                (8,000)
    Increase  in prices                                       6,157
    Accretion of discount                                     1,017
    Revisions to previous quantity estimates                  6,047
    Other                                                       502
                                                            -------
    Standardized  Measure (before income taxes)
      at December 31, 1995                                  $15,894
                                                            =======


(b)  Pro forma financial information.

    On June 28, 1996, Forcenergy Inc ("Forcenergy") acquired interests in certain producing oil and gas leasehold interests and related equipment located offshore United States of America in the Gulf of Mexico ("Acquired Properties") from Amerada Hess Corporation ("Amerada Hess") for a cash consideration of $6.9 million. The purchase price is subject to closing adjustments to be finalized on or before October 26, 1996 as provided by the Agreement for Purchase and Sale by and between Forcenergy and Amerada Hess. This transaction was accounted for as a purchase and the results of operations for the Acquired Properties are included in Forcenergy's results of operations from June 28, 1996.

      The unaudited pro forma statement of operations for the year ended December 31, 1995 and the six months ended June 30, 1996 assumes the acquisition had been consummated as of January 1, 1995. The unaudited pro forma statements of operations include certain adjustments to the historical statements of operations of Forcenergy giving effect to the acquisition of the oil and gas properties.

      The pro forma statements do not purport to be indicative of the results of operations of Forcenergy had such transactions occurred on the date assumed, nor are the pro forma statements necessarily indicative of the future results of operations of Forcenergy as the reserves associated with the Acquired Properties have a high decline rate.


                   PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE YEAR ENDED DECEMBER 31, 1995
                              (Unaudited)

                         Forcenergy Amerada Hess Pro Forma Pro Forma Historical Acquisition(1) Adjustments Combined
                         ----------  --------------  -----------    ---------
Revenues:
  Oil and gas sales         $72,147     $13,639        $  --        $ 85,786
  Other                         494        --             --             494
                            --------    -------        --------     ---------
                             72,641      13,639           --          86,280
Expenses:
  Lease operating            24,507       5,639           --          30,146
  Depletion, depreciation
    and amortization         31,295         --           7,224 (2)    38,519
  Production taxes            1,868         --            --           1,868
  General and administrative,
    net                       5,670         --            --           5,670
                             -------    -------         -------      --------
                             63,340       5,639          7,224        76,203
                             -------    -------         -------      --------
Income(loss) from operations  9,301       8,000         (7,224)       10,077
Interest and other income
  (loss)                       (561)        --            --            (561)
Interest expense, net of
  amounts capitalized       (11,668)        --            (436) (3)  (12,104)
                            --------    -------         -------      --------
Loss before income taxes     (2,928)      8,000         (7,660)       (2,588)
Income tax benefit           (1,075)        --             127  (4)     (948)
                            --------    -------        --------     ---------
Net loss                    $(1,853)    $ 8,000        $(7,787)      $(1,640)
                            ========    =======        ========     =========
Net loss per share          $  (.14)                                 $  (.13)
                            ========                                 ========
Weighted average shares
  outstanding                12,910                                   12,910

- --------

      (1) This column reflects the historical oil and gas revenues and direct operating expenses of the Acquired Properties for the year ended December 31, 1995.

      (2) Adjustment to reflect the depletion, depreciation and amortization of oil and gas properties giving consideration to the effect of the Acquired Properties.

      (3)  Adjustment to reflect increased interest expense  on   $6.9
           million of borrowings incurred in connection with the acquisition.

      (4) Adjustment to income tax benefit to reflect the combined results of operations based on Forcenergy's effective tax rate of 37.3%.


                     PRO FORMA STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JUNE 30, 1996
                              (Unaudited)

                           Forcenergy   Amerada Hess   Pro Forma   Pro Forma
                           Historical  Acquisition(1) Adjustments   Combined
                           ----------  -------------- -----------  ---------
Revenues:
  Oil and gas sales          $57,477       $ 9,263      $   --      $66,740
  Other                          276          --            --          276
                             --------      --------     --------    --------
                              57,753         9,263          --       67,016
Expenses:
  Lease operating             16,819         2,317          --       19,136
  Depletion, depreciation
    and amortization          24,162          --          3,958 (2)  28,120
  Production taxes             1,653          --            --        1,653
  General and administrative,
    net                        3,575          --            --        3,575
                             --------      --------     --------    --------
                              46,209         2,317        3,958      52,484
                             --------      --------     --------    --------
Income from operations        11,544         6,946       (3,958)     14,532
Interest and other income        237          --            --          237
Interest expense, net of
  amounts capitalized         (5,913)         --           (264) (3) (6,177)
                             --------      --------     --------    --------
Income before income taxes     5,868         6,946       (4,222)      8,592
Income tax provision           2,188          --          1,016  (4)  3,204
                             --------      --------     --------    --------
Net income                   $ 3,680       $ 6,946      $(5,238)    $ 5,388
                             ========      ========     ========    ========
Net income per share         $   .20                                $   .30
                             ========                               ========
Weighted average shares
  outstanding                 18,261                                 18,261



      (1) The results of operations for the Amerada Hess Acquisition reflects the oil and gas revenues and direct operating expenses for the Acquired Properties from January 1, 1995 to the acquisition date, June 28, 1996.

      (2) Adjustment to reflect the depletion, depreciation and amortization of oil and gas properties giving consideration to the effect of the Acquired Properties.

      (3)  Adjustment to reflect increased interest expense  on   $6.9
           million of borrowings incurred in connection with the acquisition.

      (4) Adjustment to income tax provision reflecting the combined results of operations based on Forcenergy's effective tax rate of 37.3%.






                                 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FORCENERGY INC


Date:  September 12, 1996       E. JOSEPH GRADY
                                ----------------------------------------
                                E. Joseph Grady
                                Vice President - Chief Financial Officer